[PLATO LEARNING LOGO]

 __________________________________________________________FOR IMMEDIATE RELEASE

                                    CONTACT:  MIKE MORACHE -- PRESIDENT AND CEO
                                              LARRY BETTERLEY -- SR. VP AND CFO
                                              STEVE SCHUSTER -- VP AND TREASURER
                                              952.832.1000


                          PLATO LEARNING, INC. REPORTS
                     SECOND QUARTER FISCAL YEAR 2005 RESULTS

MINNEAPOLIS, MN -- JUNE 2, 2005 -- PLATO Learning, Inc. (NASDAQ: TUTR), a leading provider of K--adult computer-based and e-learning solutions, today announced revenues for its second quarter ended April 30, 2005, totaling $31.4 million. This represents a $0.9 million or a 3% decrease versus the $32.3 million reported for the comparable period of fiscal 2004.

Net loss for the second quarter of 2005 was $3.0 million, or $0.13 per diluted share, as compared to a net loss of $3.2 million, or $0.14 per share, for the same period of 2004. The net loss, excluding the impact of restructuring and other charges, was $2.3 million, or $0.10 per share, for the second quarter of 2005.

Gross margin was 58.3% for the quarter versus 62.2% in the second quarter of 2004. The lower gross margin was primarily driven by a shift in revenue mix from high gross margin license fee revenue to lower gross margin service revenues. Operating expenses, excluding the impact of restructuring and other charges, declined 12% for the quarter from 2004. The decrease resulted from cost reduction actions initiated throughout 2004 and 2005 and from realignment of service resources from sales support to billable activities. Restructuring and other charges primarily include severance payments, facility closing costs, and amounts paid to terminated executives under employment agreements.

Revenues for the six months ended April 30, 2005, were $56.9 million, also a 3% decrease from 2004. Net loss, excluding restructuring and other charges of $2.9 million, was $10.6 million, compared to $10.8 million in 2004. Loss per share, excluding the impact of restructuring and other charges of $0.13, was $0.45, compared to $0.48 in 2004.

Mike Morache, PLATO Learning President and CEO, said, "Our performance in the second quarter was somewhat better than anticipated and got us back on plan for the first six months of the year. Particularly noteworthy was the 12% reduction in operating expenses from 2004 for both the quarter and year-to-date periods, excluding restructuring and other charges. These declines reflect our continuing focus on reducing the company's cost structure and improving efficiency."

"Since joining the company much of my time has been spent on assessing the business. PLATO Learning has tremendous assets in its intellectual property, customer relationships, and the talent of its employees who have a sincere passion for improving education. The company, however, also needs to make changes in its business structure, systems, and processes to sustain a growing and profitable business in the future. All of us at PLATO Learning are working diligently to implement the changes necessary to transform the Company during 2005, with the goal of having them in place as we enter into fiscal year 2006," said Morache.

"Our financial goals for the year remain unchanged, as we see sufficient opportunity to achieve our objectives. The type and magnitude of the changes we are implementing, however, can have an impact on our near-term financial performance. We intend to manage change to minimize disruption; however, the changes are needed to achieve our expected financial performance over the long term and are among the Company's top priorities," added Morache.

The Company highlighted additional key financial information for the second quarter of 2005:

     o Earnings Before Interest Taxes Depreciation and Amortization (EBITDA), and restructuring and other charges, was $2.4 million for the quarter, compared to $1.6 million for the same period in 2004.

     o Cash and marketable securities were $31.5 million at April 30, 2005, compared to $21.7 million at April 30, 2004, and $45.5 million at October 31, 2004.

     o Deferred revenue was $39.3 million at April 30, 2005, versus $38.3 million at April 30, 2004, and $51.6 million at October 31, 2004.

     o Both cash and marketable securities and deferred revenue were impacted by low order volume in the first half of the year, due in part to changes in the sales organization and procedures and in part to the seasonality of the business.

USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures used in this press release exclude the impact of 2005 restructuring and other charges on PLATO Learning's operating results, as well as present EBITDA. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. PLATO Learning's management views these non-GAAP financial measures to be helpful in assessing the Company's ongoing operating results. In addition, these non-GAAP financial measures facilitate management's internal comparisons to PLATO Learning's historical operating results and comparisons to competitors' operating results. PLATO Learning includes these non-GAAP financial measures in its earnings announcement, because the Company believes they are useful to investors in allowing for greater transparency related to supplemental information used by management in its financial and operational analysis. Investors are encouraged to review the reconciliations of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided with the financial statements attached to this press release.

QUARTERLY CONFERENCE CALL
A conference call to discuss this announcement is scheduled for today at 3:45 p.m. (CT). The dial-in number for this call is 1.877.209.0397 in the U.S. and Canada and 1.612.332.0923 for international calls. Please call 10 minutes prior to the start of the call and inform the operator you are participating in PLATO Learning's quarterly earnings call. Should you be unable to attend the live conference call, a recording will be available to you from 7:15 p.m. (CT) on June 2, 2005, through midnight on June 9, 2005. To access the recording, call
1.800.475.6701 in the U.S. and Canada and 1.320.365.3844 internationally. At the prompt, enter pass code number 765768.

Additionally, investors have the opportunity to listen to the conference call over the Internet through PLATO Learning's web site at http://www.plato.com/aboutus/investor_calls.asp.

ABOUT PLATO LEARNING
PLATO Learning, Inc. is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. The Company also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 6,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, we create standards-based curricula that facilitate learning and school improvement.

PLATO Learning, Inc. is a publicly held company traded as TUTR on the NASDAQ, with trailing 12-month revenues of approximately $140 million. PLATO Learning educational software delivered via networks, CD-ROM, the Internet, and private intranets, is primarily marketed to K--12 schools and colleges. The Company also sells to job training programs, correctional institutions, military education programs, corporations, and individuals.

PLATO Learning is headquartered at 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437, 952. 832.1000 or 800.869.2000. The Company has offices throughout the United States, Canada, and the United Kingdom, as well as international distributors in Puerto Rico, South Africa, and the United Arab Emirates. For more information, please visit http://www.plato.com.

This announcement includes forward-looking statements. PLATO Learning has based these forward-looking statements on its current expectations and projections about future events. Although PLATO Learning believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. PLATO Learning undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward looking statements made are subject to the risks and uncertainties as those described in the Company's Annual Report on Form 10-K for the year ended October 31, 2004. Actual results may differ materially from anticipated results.

(R) PLATO is a registered trademark of PLATO Learning, Inc. PLATO Learning is a trademark of PLATO Learning, Inc.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                            THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                 APRIL 30,                        APRIL 30,
                                                      -------------------------------  -------------------------------
                                                           2005             2004            2005             2004
                                                      --------------   --------------  ---------------  --------------

 Revenues:
     License fees                                          $ 14,233         $ 17,213         $ 25,328        $ 30,272
     Subscriptions                                            4,517            5,325            9,050           9,833
     Services                                                10,908            7,197           19,104          13,534
     Other                                                    1,771            2,585            3,402           5,129
                                                      --------------   --------------  ---------------  --------------
       Total revenues                                        31,429           32,320           56,884          58,768
                                                      --------------   --------------  ---------------  --------------
 Cost of revenues:
     License fees                                             2,869            3,234            6,301           6,575
     Subscriptions                                            2,142            2,061            4,455           3,740
     Services                                                 6,108            4,570           12,234           8,334
     Other                                                    1,985            2,342            3,685           4,541
                                                      --------------   --------------  ---------------  --------------
       Total cost of revenues                                13,104           12,207           26,675          23,190
                                                      --------------   --------------  ---------------  --------------
         Gross profit                                        18,325           20,113           30,209          35,578
                                                      --------------   --------------  ---------------  --------------
 Operating expenses:
     Sales and marketing                                     13,410           15,793           26,736          30,978
     General and administrative                               4,842            5,040            9,052           9,532
     Product development                                      1,222            1,346            2,693           3,549
     Amortization of intangibles                              1,080            1,102            2,172           2,085
     Restructuring and other charges                            632                -            2,921               -
                                                      --------------   --------------  ---------------  --------------
       Total operating expenses                              21,186           23,281           43,574          46,144
                                                      --------------   --------------  ---------------  --------------
         Operating loss                                      (2,861)          (3,168)         (13,365)        (10,566)
 Interest income                                                168              138              380             257
 Interest expense                                               (28)             (37)             (43)            (72)
 Other expense, net                                             (83)             (13)            (153)            (84)
                                                      --------------   --------------  ---------------  --------------
     Loss before income taxes                                (2,804)          (3,080)         (13,181)        (10,465)
 Income tax expense                                             150              150              300             300
                                                      --------------   --------------  ---------------  --------------
     Net loss                                             $  (2,954)       $  (3,230)      $  (13,481)     $  (10,765)
                                                      ==============   ==============  ===============  ==============
 Loss per share:
     Basic and diluted                                    $   (0.13)       $   (0.14)      $    (0.58)     $    (0.48)
                                                      ==============   ==============  ===============  ==============
 Weighted average common shares outstanding:
     Basic and diluted                                       23,378           22,989           23,240          22,236
                                                      ==============   ==============  ===============  ==============

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                         APRIL 30,         OCTOBER 31,
                                                                                           2005               2004
                                                                                     -----------------  -----------------
                                                                                        (UNAUDITED)        (SEE NOTE)

                                     ASSETS

 Current assets:
      Cash and cash equivalents                                                             $  25,534          $  29,235
      Marketable securities                                                                     5,982             12,615
      Accounts receivable, net                                                                 28,589             41,852
      Prepaid expenses and other current assets                                                 9,672              9,460
                                                                                     -----------------  -----------------
          Total current assets                                                                 69,777             93,162
 Long-term marketable securities                                                                    -              3,608
 Equipment and leasehold improvements, net of accumulated
      depreciation and amortization of $11,955 and $10,361, respectively                        7,499              7,946
 Product development costs, net of accumulated amortization of
      $22,294 and $18,835, respectively                                                        18,628             17,116
 Goodwill                                                                                      71,997             71,267
 Identified intangible assets, net                                                             35,291             39,432
 Other assets                                                                                   1,088                213
                                                                                     -----------------  -----------------
      Total assets                                                                         $  204,280         $  232,744
                                                                                     =================  =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                                                                      $   2,104          $   5,196
      Accrued employee salaries and benefits                                                    6,798              8,772
      Accrued liabilities                                                                       5,624              6,383
      Deferred revenue                                                                         33,434             43,042
                                                                                     -----------------  -----------------
          Total current liabilities                                                            47,960             63,393
      Long-term deferred revenue                                                                5,835              8,533
      Deferred income taxes                                                                     1,622              1,322
      Other liabilities                                                                            39                 46
                                                                                     -----------------  -----------------
          Total liabilities                                                                    55,456             73,294
                                                                                     -----------------  -----------------
 Stockholders' equity:
      Common stock, $.01 par value, 50,000 shares authorized; 23,495 shares issued and 23,475 outstanding at April 30, 2005; 23,095 shares issued
          and 23,075 shares outstanding at October 31, 2004                                       235                231
      Additional paid in capital                                                              165,457            162,956
      Treasury stock at cost, 20 shares                                                          (205)              (205)
      Accumulated deficit                                                                     (16,331)            (2,850)
      Accumulated other comprehensive loss                                                       (332)              (682)
                                                                                     -----------------  -----------------
          Total stockholders' equity                                                          148,824            159,450
                                                                                     -----------------  -----------------
             Total liabilities and stockholders' equity                                    $  204,280         $  232,744
                                                                                     =================  =================

  Note: The balance sheet at October 31, 2004 has been derived from our audited financial statements at that date.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED
                                                                                           APRIL 30,
                                                                                --------------------------------
                                                                                     2005             2004
                                                                                ---------------  ---------------

 OPERATING ACTIVITIES:
 Net loss                                                                           $  (13,481)      $  (10,765)
                                                                                ---------------  ---------------
 Adjustments to reconcile net loss to net cash
      used in operating activities:
      Deferred income taxes                                                                300              300
      Amortization of capitalized product development costs                              3,463            3,478
      Amortization of identified intangible and other noncurrent assets                  4,280            3,763
      Depreciation and amortization of equipment and
          leasehold improvements                                                         1,743            1,837
      Restructuring and other charges                                                    2,921                -
      Provision for doubtful accounts                                                      674              827
      Stock-based compensation                                                              39              217
      Loss on disposal of equipment                                                         32                1
      Changes in assets and liabilities, net of effects of acquisitions:
          Accounts receivable                                                           12,589            5,775
          Prepaid expenses and other current and noncurrent assets                      (1,170)            (755)
          Accounts payable                                                              (3,092)          (1,854)
          Accrued liabilities, accrued employee salaries and
             benefits and other liabilities                                             (5,588)          (6,210)
          Deferred revenue                                                             (12,306)            (834)
                                                                                ---------------  ---------------
             Total adjustments                                                           3,885            6,545
                                                                                ---------------  ---------------
                 Net cash used in operating activities                                  (9,596)          (4,220)
                                                                                ---------------  ---------------

 INVESTING ACTIVITIES:
 Acquisitions, net of cash acquired                                                          -            2,460
 Capitalization of product development costs                                            (5,211)          (4,291)
 Capital expenditures                                                                   (1,375)          (1,112)
 Purchases of marketable securities                                                     (9,266)            (287)
 Sales and maturities of marketable securities                                          19,559              370
                                                                                ---------------  ---------------
      Net cash provided by (used in) investing activities                                3,707          (2,860)
                                                                                ---------------  ---------------
 FINANCING ACTIVITIES:
 Net proceeds from issuance of common stock                                              1,925            1,491
 Repurchase of common stock                                                                  -            (205)
 Repayments of capital lease obligations                                                  (127)             (70)
                                                                                ---------------  ---------------
      Net cash provided by financing activities                                          1,798            1,216
                                                                                ---------------  ---------------
 Effect of foreign currency on cash                                                        390             (28)
                                                                                ---------------  ---------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS                                              (3,701)          (5,892)
 Cash and cash equivalents at beginning of period                                       29,235           23,834
                                                                                ---------------  ---------------
 Cash and cash equivalents at end of period                                           $ 25,534         $ 17,942
                                                                                ===============  ===============

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------

REVENUES                               QUARTER ENDED                            SIX MONTHS ENDED
 ($000's)                                 APRIL 30,                                  APRIL 30,
                                ----------------------------               ---------------------------
                                    2005           2004         % CHANGE       2005          2004         % CHANGE
                                -------------  ------------- ------------- ------------- ------------- --------------
 License fees                       $ 14,233       $ 17,213          -17%      $ 25,328      $ 30,272           -16%
 Subscriptions                         4,517          5,325          -15%         9,050         9,833            -8%
 Services                             10,908          7,197           52%        19,104        13,534            41%
 Other                                1,771           2,585          -31%         3,402         5,129           -34%
                                -------------  -------------               ------------- -------------
                                    $ 31,429       $ 32,320           -3%      $ 56,884      $ 58,768            -3%
                                =============  =============               ============= =============


----------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES                                     QUARTER ENDED APRIL 30,
                                         ---------------------------------------------------
 ($000's)                                          2005                      2004
                                         ------------------------- -------------------------
                                                          % of                       % of
                                                                                              ----------
                                                         Revenue                    Revenue    % Change
                                                       ------------               ----------  -----------
 Total operating expenses                    $ 21,186         67%      $ 23,281         72%         -9%
 Restructuring and other charges                 (632)                        -
                                         -------------             -------------
 Operating expenses before
      restructuring and other charges        $ 20,554         65%      $ 23,281         72%        -12%
                                         =============             =============


                                                     SIX MONTHS ENDED APRIL 30,
                                         ---------------------------------------------------
                                                   2005                      2004
                                         ------------------------- -------------------------
                                                          % of                       % of
                                                                                              ----------
                                                         Revenue                    Revenue    % Change
                                                       ------------               ----------  -----------
 Total operating expenses                    $ 43,574         77%      $ 46,144         79%         -6%
 Restructuring and other charges               (2,921)                        -
                                         -------------             -------------
 Operating expenses before
      restructuring and other charges        $ 40,653         71%      $ 46,144         79%        -12%
                                         =============             =============


--------------------------------------------------------------------------------------------------------------------

NET LOSS                                                         QUARTER ENDED              SIX MONTHS ENDED
 ($000's)                                                          APRIL 30,                   APRIL 30,
                                                          --------------------------  ----------------------------
                                                              2005          2004           2005           2004
                                                          -----------  -------------  ------------  --------------
 Net loss                                                 $ (2,954)     $ (3,230)     $ (13,481)      $ (10,765)
 Add back restructuring and other charges                      632             -          2,921               -
                                                          -----------  -------------  ------------  --------------

 Net loss before restructuring and other charges          $ (2,322)     $ (3,230)     $ (10,560)      $ (10,765)
                                                          ===========  =============  ============  ==============
 Weighted average common shares outstanding -
      basic and diluted                                     23,378        22,989         23,240          22,236
                                                          ===========  =============  ============  ==============
 Loss per share before restructuring and other
      charges - basic and diluted                            (0.10)        (0.14)         (0.45)          (0.48)
                                                          ===========  =============  ============  ==============

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------

  ORDER SIZE                                    QUARTER ENDED APRIL 30,
                            ------------------------------------------------------------
 ($000's)                               2005                           2004                          % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                     19         $  3,021            40         $  5,961           -53%           -49%
  $250 or greater                  10            5,060            11            6,919            -9%           -27%
                            -----------------------------  -----------------------------
                                   29         $  8,081            51         $ 12,880           -43%           -37%
                            =============================  =============================


                                                SIX MONTHS ENDED APRIL 30,
                            ------------------------------------------------------------
                                         2005                           2004                         % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                     37         $  5,550            70         $ 10,270           -47%           -46%
  $250 or greater                  21            9,984            25           16,037           -16%           -38%
                            -----------------------------  -----------------------------
                                   58         $ 15,534            95         $ 26,307           -39%           -41%
                            =============================  =============================


------------------------------------------------------------------------------------------------------------------------

EBITDA (EXCLUDING RESTRUCTURING AND OTHER CHARGES)
 ($000'S)

                                                                  TWELVE MONTHS ENDED
                                                                     APRIL 30, 2005
                                      ------------------------------------------------------------------------
                                         Q3-2004       Q4-2004       Q1-2005        Q2-2005        TOTAL
                                      ------------------------------------------------------------------------
 Net earnings (loss)                       $  6,724      $  2,213     $ (10,527)    $  (2,954)     $  (4,544)
 Income taxes                                   150         1,580            150           150          2,030
 Interest expense                                28            22             15            28             93
 Depreciation and amortization                4,388         4,481          4,984         4,502         18,355
 Restructuring and other charges                  -             -          2,289           632          2,921
                                      ------------------------------------------------------------------------
                                          $  11,290      $  8,296     $  (3,089)      $  2,358      $  18,855
                                      ========================================================================


                                                                   TWELVE MONTHS ENDED
                                                                      APRIL 30, 2004
                                      ------------------------------------------------------------------------
                                         Q3-2003       Q4-2003       Q1-2004        Q2-2004        TOTAL
                                      ------------------------------------------------------------------------
 Net earnings (loss)                        $   285      $  3,276     $  (7,535)    $  (3,230)     $  (7,204)
 Income taxes                                 1,600         1,744            150           150          3,644
 Interest expense                                34            16             35            37            122
 Depreciation and amortization                2,782         2,854          4,455         4,623         14,714
 Restructuring and other charges                422             -              -             -            422
                                      ------------------------------------------------------------------------
                                           $  5,123      $  7,890     $  (2,895)      $  1,580      $  11,698
                                      ========================================================================


-----------------------------------------------------------------------------------------------------------------------